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                          UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                          F O R M  8-K

                         CURRENT REPORT


               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) July 22, 1994
                                                 ______________




               BANKERS TRUST NEW YORK CORPORATION
_______________________________________________________________

     (Exact name of registrant as specified in its charter)



                            NEW YORK
_______________________________________________________________

         (State or other jurisdiction of incorporation)


       1-5920                          13-6180473
_________________________   ___________________________________

(Commission file number)     (IRS employer identification no.)



    280 PARK AVENUE, NEW YORK, NEW YORK              10017
_______________________________________________________________

  (Address of principal executive offices)        (Zip code)



Registrant's telephone number, including area code (212) 250-2500
                                                   ______________




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Item 5.  Other Events

     The purpose of this Current Report on Form 8-K is to file certain financial information to be incorporated into currently effective registration statements filed by the Registrant with the Securities and Exchange Commission under the Securities Act of 1933, as amended. Such information contained in the Registrant's Press Release dated July 22, 1994, is described below and is incorporated herein by reference.

     1.   Review of certain financial information.

     2. The unaudited consolidated financial position of Bankers Trust New York Corporation and its subsidiaries at June 30, 1994 and December 31, 1993 and its unaudited consolidated results of operations for each of the three-month and six-month periods ended June 30, 1994 and 1993.

     In the opinion of the Registrant's management, all material adjustments necessary for a fair presentation of the Corporation's consolidated financial position at June 30, 1994 and December 31, 1993 and its consolidated results of operations for the three-month and six-month periods ended June 30, 1994 and 1993 have been made. All such adjustments were of a normal recurring nature, except for the cumulative effects of accounting changes for postretirement and postemployment benefits (recorded in the first quarter of 1993). The results of operations for the three-month and six-month periods ended June 30, 1994 are not necessarily indicative of the results of operations for the full year or any other interim period.



Item 7.  Financial Statements and Exhibits

     (c)  Exhibits

          (99) Press Release of the Registrant dated
               July 22, 1994




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                           SIGNATURES



          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                            BANKERS TRUST NEW YORK CORPORATION



                            By  /s/ GEOFFREY M. FLETCHER
                                    Geoffrey M. Fletcher
                                    Senior Vice President and
                                    Principal Accounting Officer

July 27, 1994


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                BANKERS TRUST NEW YORK CORPORATION

                   FORM 8-K DATED JULY 22, 1994

                          EXHIBIT INDEX


Exhibit
Number           Description of Exhibit

 (99)          Press Release of the
               Registrant dated July 22, 1994





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